                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            TELEVIDIO SYSTEMS, INC.
- - - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            TELEVIDIO SYSTEMS, INC.
- - - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            TELEVIDEO SYSTEMS, INC.

                              550 EAST BROKAW ROAD
                                 P.O. BOX 49048
                        SAN JOSE, CALIFORNIA 95161-9048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON TUESDAY, MARCH 28, 1995

TO TELEVIDEO STOCKHOLDERS:

     The Annual Meeting of Stockholders of TeleVideo Systems, Inc., a Delaware corporation (the "Company"), will be held at the Company's corporate offices located at 550 East Brokaw Road, San Jose, California 95161-9048, on Tuesday, March 28, 1995, at 9:30 a.m., California time, for the following purposes:

     1. To elect five Directors to serve for the ensuing year and until their successors are elected.

     2. To ratify the selection of Grant Thornton as the independent public accountant of the Company for the 1995 fiscal year.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on February 6, 1995, are entitled to notice of, and to vote at, the meeting.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ASSURE REPRESENTATION AT THE MEETING, HOWEVER, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE.

                                         By Order of the Board of Directors

                                         /s/ K. David Kim
                                         -------------------------------------
                                         K. David Kim, Chief Financial Officer

San Jose, California
February 6, 1995

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, POSTAGE PREPAID, IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR GIVING OF SUCH PROXY DOES NOT PRECLUDE YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            TELEVIDEO SYSTEMS, INC.

                              550 EAST BROKAW ROAD
                                 P.O. BOX 49048
                        SAN JOSE, CALIFORNIA 95161-9048

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 28, 1995

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of TeleVideo Systems, Inc., a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders to be held on March 28, 1995, and at any adjournments or postponements of that meeting. All proxies will be voted in accordance with the instructions contained in the proxy, and if no choice is specified, the proxies will be voted in favor of the proposals set forth in the Notice of Annual Meeting. The Annual Meeting will be held at 9:30 a.m. at the Company's corporate offices located at 550 East Brokaw Road, San Jose, California 95161-9048.

RECORD DATE: OUTSTANDING SHARES: VOTING RIGHTS

     The Board of Directors (the "Board") has fixed February 6, 1995, as the record date of determination of stockholders entitled to vote at the Annual Meeting. At the close of business on February 6, 1995, there were outstanding and entitled to vote 44,640,995 shares of Common Stock of the Company. See "Security Ownership of Certain Beneficial Owners and Management," below. A majority of the issued and outstanding shares represented at the Annual Meeting, by proxy or in person, shall constitute a quorum.

     For each share of Common Stock held, stockholders are entitled to one vote on each matter to be voted upon at the Annual Meeting.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person.

SOLICITATION

     The Company will bear the cost of solicitation of proxies. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and employees, without additional compensation, personally or by telephone or telegram. The Company has retained Beacon Hill Partners, Inc., 90 Broad Street, New York, NY 10004, to solicit in obtaining voted proxies from brokers and nominees for a fee of $3,000.00 plus out-of-pocket expenses.

     The Company intends to mail this Proxy Statement and proxy card on or about February 28, 1995.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                                   ITEM NO. 1

                             ELECTION OF DIRECTORS

     Five Directors are to be elected at the meeting. Each Director to be elected will hold office until the next Annual Meeting of Stockholders and until his sucessor is elected, or until the death, resignation, or removal of such director.

     The Bylaws of the Company provide for three or more Directors, and the currently authorized number is five.

     The five nominees are currently directors of the Company. The two nominees, Dr. K. Philip Hwang and Dr. Robert E. Larson were re-elected to the Board by the stockholders at the 1994 Annual Meeting.

     Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. In the event that any nominee is unable to serve as a Director at the time of the Annual Meeting, the proxies may be voted for such substitute nominee as the proxy holder may determine. Shares represented by the accompanying proxy will be voted for the election of the five nominees recommended by the Board, unless the proxy is marked in such a manner as to withhold authority to vote or as to vote for one or more alternate candidates. The proxies solicited by this Proxy Statement may not be voted for more than five nominees.

     The five candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected Directors of the Company. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

     The Board recommends a vote FOR the re-election of each of the nominees.

NOMINEES

     The names of the nominees, and certain information about them, is set forth below:

                                                                    CALENDAR
                                                                    YEAR FIRST
                                                                    BECAME A
         NAME OF NOMINEE                                AGE         DIRECTOR
         ---------------                                ---         ----------
         Dr. K. Philip Hwang . . . . . . . . . . . .     58           1976
         Mr. Stephen S. Kahng  . . . . . . . . . . .     45           1994
         Mr. W. K. Kim . . . . . . . . . . . . . . .     43           1994
         Dr. Robert E. Larson  . . . . . . . . . . .     56           1989
         Mr. Isaac Levanon . . . . . . . . . . . . .     39           1995



     The principal occupation of the nominees for the past five years is set forth below. There is no family relationship between any Director (or Executive Officer) of the Company.

     Dr. K. Philip Hwang is the founder of the Company and has been Chairman of the Board and Chief Executive Officer since October 1976. From August 8, 1990 to April 6, 1991, he served as the Acting Chief Financial Officer. Prior to founding the Company, he held various engineering positions at General Instrument Corporation, Burroughs Corporation and NCR Corporation. Dr. Hwang is also Chairman of AdMOS (Advanced MOS Systems), an engineering firm specializing in ASIC chip design. AdMOS is a private corporation in which TeleVideo holds a 20% interest.

     Mr. Stephen S. Kahng joined the Company as member of the Board of Directors effective as of November 28, 1994. Since November 1993, Mr. Kahng has been the President and Chief Executive Officer of Power Computing Corporation which manufactures Power PC-based workstations. From December 1991 to November 1993, he served as the President of Up To Date Technology, Inc. which was a system design consulting company to the personal computer industry. Prior thereto, from September 1987 until December 1991, Mr. Kahng was the Senior Vice President and General Manager of Chips and Technologies, Inc. which was the supplier of ASICs to the personal computer industry.

     Mr. W. K. Kim joined the Company in 1990 as Manager of Engineering, and from 1991 to May 1994 he served as the Director of Engineering. In June 1994, he was promoted as Director of Engineering and Production. Prior thereto, from 1977 until he joined the Company, Mr. Kim held various managerial positions at Oriental Precision Company.

     Dr. Robert E. Larson joined the Company as a member of the Board effective as of December 1, 1989. Since September 1985, Dr. Larson has been the Chairman of the Board and Chief Executive Officer of Expert-EASE Systems, Inc., a company engaged in the business of developing and selling "artificial intelligence" software. Since December 1989 and September 1983, respectively, he has served as Chairman of the Board and Chief Executive Officer of MIMD Systems, Inc., which is engaged in software for parallel processing computers, and as General Partner of Woodside Fund, a venture capital fund, and since September 1985, he has been a member of the Board of Directors of Skye Investment Advisers, a registered investment adviser firm. Since 1973, Dr. Larson has been a Consulting Professor in the Engineering-Economic Systems Department at Stanford University.

     Mr. Isaac Levanon joined the Company and was elected as a member of the Board of Directors in January 1995. Mr. Levanon is a fifteen year veteran of the personal computer industry in the U.S.A. During his career, Mr. Levanon identified and was responsible for the creation of trends which shaped the industry and built companies from an idea to multimillion dollar organizations. Mr. Levanon's recent venture was In-Motion Technologies, a designer and marketer of multimedia live video PC-based board level solutions for Video Editing, Information Centers and Kiosks. From 1990 till 1993, Mr. Levanon launched and led Relabel Products, a manufacturer and marketer of non-brand no-name personal computers and peripherals for private label. From 1987 to 1990, Mr. Levanon acted as the President and CEO of Arche Technologies which manufactured high performance, high quality personal computers. Prior to Arche, Mr. Levanon took his retail and distribution experience to Leading Edge from 1985 till 1987. As the company's Vice President of Marketing and Advertising, Mr. Levanon was instrumental in the introduction and the creation of the distribution channel credited for the most successful PC clone ever launched: The Leading Edge Model D Personal Computer.

BOARD MATTERS

     Independent Director Requirements

     Certain corporate governance rules of the National Association of Securities Dealers, Inc. (the "NASD"), which were approved by the Securities and Exchange Commission ("SEC"), among other things, require entities (such as the Company) whose securities are listed for trading in the NASDAQ National Market Systems to maintain a minimum of two independent directors on the Board. The foregoing corporate governance rules, in part, were designed to strengthen stockholder protection. Of the current Board members (and nominees), Dr. Larson and Mr. Kahng are considered independent directors.

EXECUTIVE OFFICERS

     A description of the business experience of the other executive officers of the Company who are not directors is contained in the Company's Report on Form 10-K for the fiscal year ended October 31, 1994.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of February 6, 1995: (i) all those known to the Company to be beneficial owners of more than five percent (5%) of its Common Stock; (ii) each director of the Company; and (iii) all officers and directors of the Company as a group.

DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS                              BENEFICIAL OWNERSHIP
- - - ----------------------------------------------                              --------------------
                                                                                        PERCENT
     NAME                                                                  SHARES       OF TOTAL
     ----                                                                  ------       --------
K. Philip Hwang . . . . . . . . . . . . . . . . . . . . . . . . . . .   28,209,092       63.2%(1)
     c/o TeleVideo Systems, Inc.
     550 East Brokaw Road
     P.O. Box 49048
     San Jose, California 95161-9048

Robert E. Larson  . . . . . . . . . . . . . . . . . . . . . . . . . .      150,000      (2)(3)
     c/o TeleVideo Systems, Inc.
     550 East Brokaw Road
     P.O. Box 49048
     San Jose, California 95161-9048

All present Officers and Directors as a Group (6 persons) . . . . . .   28,443,092      (4)

- - - -----------------

(1) Includes an aggregate of 303,934 shares held in trust for Dr. Hwang's children, 90,000 shares held of record by the Kyupin Philip and C. Gemma Hwang Foundation, and the 27,815,158 shares held of record by Dr. Hwang and his spouse.

(2) Represents less than one percent (1%).

(3) Dr. Larson may acquire within 60 days of the date of this Proxy Statement pursuant to the exercise of stock options.

(4) Includes: (i) 80,000 shares of Common Stock certain officers (not named in the table) may acquire within 60 days of the date of this Proxy Statement pursuant to the exercise of stock options, and (ii) the shares of Common Stock referred to in notes 1 and 3 above.


BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended October 31, 1994, the Board held six meetings. Each member of the Board attended all meetings held during the 1994 fiscal year. In fiscal 1994, Dr. Larson and Mr. Kahng were appointed as the audit committee of the Board.


DIRECTORS' FEES

     The Outside Directors are entitled to a fee of $500 per Board Meeting plus reimbursement of expenses.

EXECUTIVE COMPENSATION

     The following table shows executive compensation paid or accrued by the Company for services rendered to the Company or its subsidiaries in all capacities during the fiscal year ended October 31, 1994, to each of the Company's executive officers whose aggregate cash compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION             LONG TERM COMPENSATION
                                        ----------------------------   -------------------------------   OTHER
                                                                       RESTRICTED   OPTIONS/    LTIP     COMPEN-
NAME AND PRINCIPAL POSITION             YEAR    SALARY($)   BONUS($)      STOCK       SARS     PAYOUTS   SATION
- - - ---------------------------             ----    ---------   --------   ----------   --------   -------   -------
K. Philip Hwang                         1994     140,000        0           0          0          0         0
   Chief Executive Officer              1993     140,000        0           0          0          0         0
                                        1992     140,000        0           0          0          0         0


EXECUTIVE COMPENSATION TERMS

     Dr. Hwang is entitled to a salary at an annual rate of $200,000 which, in fiscal 1990, he agreed to temporarily reduce by 30%. He is also entitled to participate in the Management Bonus Plan. No stock options under the Company's plans or otherwise have been granted to Dr. Hwang.


OTHER COMPENSATION

     OPTIONS/SAR GRANTS: No grants of options or SARs were made by the Company during fiscal 1994. Accordingly, a table setting forth such grants has not been included.

     OPTIONS/SAR EXERCISES: No options or SARs were exercised by any Officers or Directors of the Company during fiscal 1994. Accordingly, a table setting forth such exercises has not been included.

     LONG TERM INCENTIVE PLAN AWARDS: No long term incentive awards were made by the Company during fiscal 1994. Accordingly, a table setting forth such awards has not been included.

     See "CERTAIN TRANSACTIONS - OPTIONS TO OFFICERS AND DIRECTORS," later in this document.

EMPLOYEE BENEFIT PLANS

     TeleVideo Systems, Inc. 1991 Incentive Stock Option Plan

     On November 12, 1991, the Board adopted the TeleVideo Systems, Inc. 1991 Incentive Stock Option Plan (the "1991 ISO Plan"), which was approved by the stockholders of the Company at the 1992 Annual Meeting. This Plan authorizes 4,000,000 shares of Common Stock for options to be granted to employees of the Company including officers provided such officers are not members of the Board. Options granted under the 1991 ISO Plan are intended to qualify as incentive stock options within the meaning of Section 422(b) of the Code. There were no stock option grants issued to any Company Officers during the 1994 fiscal year.

     Stock Option Grants

     For options granted from NOVEMBER 1, 1988 through the date of this Proxy Statement to the Executive Officers named in the table under "EXECUTIVE COMPENSATION," and Directors, see "CERTAIN TRANSACTIONS - OPTIONS TO OFFICERS AND DIRECTORS," below.


CASH PROFIT SHARING PLAN

     Effective May 1984, the Board approved a Cash Profit Sharing Plan for employees (other than Executive Officers, Directors, and sales persons covered by the sales incentive plan) that provides for semi-annual cash payments to eligible employees who complete six months of service with the Company. The cash payment is determined by a formula based upon the Company's contribution of a percentage of the after-tax profits of the Company and the ratio that each eligible employee's compensation bears to the eligible compensation of all employees in the plan. For fiscal year 1994, no amount was paid under this plan.


MANAGEMENT BONUS PLAN

     Effective for fiscal 1984, the Board adopted a Management Bonus Plan that provides for annual or semi-annual cash awards to officers and other key employees as determined annually by the Board (or by the standing compensation Committee of the Board, if any) based upon performance and a percentage of annual base salary of the participant. The plan provides that the maximum amount that may be awarded to any person is equal to 45% of such person's salary and the allocation of individual bonuses is determined by the person's position, individual performance within certain ranges, and the Company's performance. For fiscal year 1994, no cash was paid under this plan.

401(K) PLAN

     Effective January 1987, the Board adopted the TeleVideo Systems, Inc. Employee Savings and Investment Plan and Trust (the "401(k) Plan") pursuant to which employees may defer compensation for income tax purposes under Section 401(a) and 401(k) of the code. All domestic employees of the Company, including officers, who have completed six months of service are eligible to participate in the 401(k) Plan.

     The Plan provides that from time to time eligible employees may contribute to their account up to 15% of their cash compensation through payroll deductions, subject to statutory limitations. The Company may make a discretionary matching contribution equal to a specified percentage (determined annually by the Board, but not exceeding 25%) of the first four percent of the compensation contributed by the employee. Employee contributions in calendar 1994 could not exceed $9,240.00. In addition, contributions of "highly compensated" employees (as defined in the code) may be further limited by anti-discrimination rules governing 401(k) plans.

     Pursuant to Section 401(k) of the code, participants will not be taxed either on amounts they contribute or amounts contributed by the Company until their accounts are distributed on death, disability, retirement or termination of employment. Additionally, amounts may be withdrawn in the event of financial hardship or if a participant has attained at least 59 1/2 years of age.

     Employees have a 100% vested interest in their contributions to the 401(k) Plan and the earnings thereon at all times. An employee's interest in the Company's matching discretionary contributions and the earnings thereon vest at a rate of 33.33% per year for each year of the employee's service after 1986, except that such interest will be fully vested as the result of the disability, death or retirement of the employee or the termination of the Plan. All contributions are held by a trustee under a written trust agreement. Participants may direct the investment of their accounts among certain specified alternatives. Such alternatives do not include an investment in the Company's Common Stock.

     Since its adoption, the Company has made a one percent contribution to the 401(k) Plan. From November 1989 to October 31, 1994, the following officers named in the table under "Executive Compensation" made employee contributions to the 401(k) Plan: K. Philip Hwang, W. K. Kim, and K. David Kim. Of the three officers, all three made employee contributions during the last two fiscal years.

CERTAIN TRANSACTIONS

     Options to Officers and Directors

     The following table sets forth option grants pursuant to the ISO Plan and the Supplemental Plan to current Officers and Directors of the Company during the period from November 1, 1988 through October 31, 1994. The table also includes options granted to Directors outside of the foregoing plans during the aforementioned period.

                                                            OPTIONS GRANTED                  OPTIONS EXERCISED
                                                            ---------------                  -----------------
                                                                         AVERAGE
                                                     NUMBER OF          PER SHARE         NUMBER OF     NET VALUE
OFFICERS AND DIRECTORS                                SHARES          EXERCISE PRICE       SHARES       REALIZED
- - - ----------------------                               ---------        --------------      ---------     ---------
K. Philip Hwang . . . . . . . . . . . . . . . .         --                 --                 --            --

K. David Kim  . . . . . . . . . . . . . . . . .       30,000(1)          $0.22                --            --

W. K. Kim . . . . . . . . . . . . . . . . . . .       50,000(2)          $0.22                --            --

Robert E. Larson  . . . . . . . . . . . . . . .      150,000(3)          $0.22                --            --

All present Officers and Directors
   as a Group (6 Persons)  . . . . . . . . . . .     230,000             $0.22                --            --

- - - ------------------

(1) Options covering these shares were granted in November 1991 under the ISO Plan.

(2) Options covering these shares were granted in November 1991 under the ISO Plan.

(3) Nonqualified options covering these shares were granted pursuant to Board resolutions and were approved by the stockholders at the 1990 Annual Meeting.


STOCK PERFORMANCE GRAPH


              YEAR END COMPARISON OF FIVE YEAR TOTAL RETURN AMONG
            TELEVIDEO, S&P 500, AND S&P HIGH TECH COMPOSITE INDEXES


                          1989     1990     1991     1992     1993     1994
                          ----     ----     ----     ----     ----     ----

TELEVIDEO SYSTEMS          100       78       57      132      133      121
S & P 500                  100       92      119      122      132      130
S & P HIGH TECH            100      100      111      112      135      158

                                   ITEM NO. 2

                           RATIFICATION OF SELECTION
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

     On August 6, 1991, upon approval of the Board, the Company engaged Grant Thornton as its principal independent public accountant to audit and provide the report on the Company's financial statements for fiscal 1991. The Company has also selected Grant Thornton as its principal independent public accountant to perform the audit of the Company's financial statements for fiscal 1992, 1993 and 1994.

     The stockholders are being asked to ratify the selection of Grant Thornton as the independent public accountant for the 1995 fiscal year.

     Representatives of Grant Thornton are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Until August 5, 1991, Arthur Andersen & Co. had been the principal independent accountant and had audited and provided the report on the Company's financial statements since 1980. For business reasons, the Company disengaged Arthur Andersen & Co. as its principal independent public accountant. Such firm, however, has continued to perform certain non-audit services for the Company.


VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required to ratify the selection of Grant Thornton. The Board recommends a vote FOR the ratification of Grant Thornton as the independent public accountant.


                              FINANCIAL STATEMENTS

     The Company's Annual Report to Stockholders for fiscal year 1994, which contains the Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations, is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting.


                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. However, if any other matters are properly presented to the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                             STOCKHOLDERS PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's Annual Meeting of Stockholders to be held in 1996 must be received by the Company no later than September 15, 1995, in order to be included in the Proxy Statement and proxy relating to that meeting.



                                        By Order of the Board of Directors

                                        /s/ K. David Kim
                                        -------------------------------------
                                        K. David Kim, Chief Financial Officer


     The Board of Directors hopes that stockholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their shares personally even though they have sent in their proxies.


February 6, 1995

                            TELEVIDEO SYSTEMS, INC.
                              550 EAST BROKAW ROAD
                                 P.O. BOX 49048
                        SAN JOSE, CALIFORNIA 95161-9048

  PROXY SOLICITED BY BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 28, 1995

     KATHY CLEVELAND and JOYCE YAU, or each of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, and to vote the TeleVideo Systems, Inc. Common Stock of the undersigned at the 1995 Annual Meeting of Stockholders of TeleVideo Systems, Inc., which is being held at the Company's corporate offices at 550 East Brokaw Road, San Jose, California 95161-9048, on Tuesday, March 28, 1995, at 9:30 a.m. California time, and at any postponements or adjournments of that meeting, as set forth below, and, in their discretion, upon any other business that may properly come before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW:

1. To elect directors to serve for the ensuing year and until their successors are elected.

     / / FOR all nominees listed below   / / WITHHOLD AUTHORITY to vote
         (except as marked below)            for all nominees listed below

     K. PHILIP HWANG, STEPHEN S. KAHNG, W. K. KIM, ROBERT E. LARSON AND ISAAC LEVANON

     (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name below:)

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

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING
     PROPOSALS:

2. To ratify the selection of Grant Thornton as the independent public accountant of TeleVideo Systems, Inc. for the 1995 fiscal years.

            / / FOR            / / AGAINST            / / ABSTAIN

3. In their discretion with respect to any other matters that may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMES, AND FOR PROPOSAL 2 SPECIFIED, HEREIN.

                               Dated:                                    , 1995
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                               IF SHARES ARE ISSUED IN THE NAMES OF TWO OR MORE
                               PERSONS, EACH OF YOU SHOULD SIGN THE PROXY. IF THE PROXY IS EXECUTED BY A CORPORATION, IT SHOULD BE SIGNED IN THE CORPORATE NAME BY AN AUTHORIZED OFFICER. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, OR IN ANY REPRESENTATIVE CAPACITY, GIVE FULL TITLE AS SUCH.